EXHIBIT 23.2
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Wave Systems Corp.:

We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                                              /s/ KPMG LLP

                                                              KPMG LLP

Boston, Massachusetts
December 14, 1999